EXHIBIT 99.1

Upland Software Reports Second Quarter 2018 Financial Results
AUSTIN, Texas, August 8, 2018 /PRNewswire/ -- Upland Software, Inc. (Nasdaq: UPLD), a leader in cloud-based Enterprise Work Management software, today announced financial and operating results for the second quarter of 2018 and provided guidance for its third quarter and full year of 2018.
Second Quarter 2018 Financial Highlights

•	Total revenue was $35.9 million, an increase of 54% from $23.3 million in the second quarter of 2017.

•	Subscription and support revenue was $33.2 million, an increase of 71% from $19.4 million in the second quarter of 2017.

•	GAAP net loss was $5.2 million, a decrease of 10% from a GAAP net loss of $5.8 million, in the second quarter of 2017.

•	Adjusted EBITDA was $12.5 million, or 35% of total revenue, an increase of 85% from $6.8 million, or 29% of total revenue, in the second quarter of 2017.

•	Cash on hand as of the end of the second quarter was $19.0 million.

“Q2 was another record quarter with strong revenue growth, record Adjusted EBITDA, and an accretive and strategic acquisition, RO Innovation,” said Jack McDonald, chairman and CEO of Upland Software. “Our Q3 and full-year guidance is strong, and our M&A pipeline is robust.”
Second Quarter Business Highlights

•	Expanded 217 existing customer relationships, including 20 major expansions, and added 127 new customer relationships, including 17 major accounts.

•
Delivered a major release for Qvidian, a leading automated bids and proposals solution, that expanded integrations with both Microsoft Office and Salesforce.com to better support requests for proposals.

•
Enhanced our Workflow Automation product family by acquiring RO Innovation, a leading cloud-based customer reference solution for creating, deploying, managing, and measuring customer reference and sales enablement content.

•
Launched Upland Analytics, a new reporting platform powered by Upland's ComSci IT Financial and Business Management application, integrated with Tenrox, our professional services automation solution. Other Upland products will leverage Upland Analytics as well.

Business Outlook
For the quarter ending September 30, 2018, Upland expects reported total revenue to be between $36.0 and $37.0 million, including subscription and support revenue between $33.0 and $33.8 million, for growth in recurring revenue of 44% at the mid-point over the quarter-ended September 30, 2017. Third quarter 2018 Adjusted EBITDA is expected to be between $12.5 and $13.1 million, for an Adjusted EBITDA margin of 35% at the mid-point, representing growth of 54% at the mid-point over the quarter-ended September 30, 2017.
For the full year ending December 31, 2018, Upland expects reported total revenue to be between $139.6 and $142.6 million, including subscription and support revenue between $127.0 and $129.0 million, for growth in recurring revenue of 50% at the mid-point over the year ended December 31, 2017. Full year 2018 Adjusted EBITDA is expected to be between $48.8 and $50.2 million, for an Adjusted EBITDA margin of 35% at the mid-point, representing growth of 63% at the mid-point over the year ended December 31, 2017.

Conference Call Details
Upland's executive team will host a live conference call and webcast at 4:00 p.m. Central Time, 5:00 p.m. Eastern Time today to review Upland’s financial results and outlook for the business. The conference call may be accessed within North America by dialing 1.888.684.7501 and outside of North America by dialing 1.925.418.7884, referencing conference code 1378268. The conference call will be simultaneously webcast on Upland’s investor relations website, which can be accessed at investor.uplandsoftware.com. This webcast will contain forward-looking statements and other material information regarding Upland’s financial and operating results.
Following completion of the live call, a recorded replay of the webcast will be available on Upland's website at investor.uplandsoftware.com for twelve months.
About Upland Software
Upland Software (Nasdaq: UPLD) is a leading provider of cloud-based Enterprise Work Management software. Our family of applications enables users to manage their projects, professional workforce and IT investments; automate document-intensive business processes; and effectively engage with their customers, prospects and community via the web and mobile technologies. With more than 4,000 customers and over 450,000 users around the world, Upland Software solutions help customers run their operations smoothly, adapt to change quickly, and achieve better results every day. To learn more, visit www.uplandsoftware.com.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net income (loss) per share.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures that may not be indicative of our recurring core business operating results, such as our revenues excluding the impact for foreign currency fluctuations or our operating performance excluding not only non-cash charges, but also discrete cash charges that are infrequent in nature. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as comparisons to our competitors' operating results. We believe these non-GAAP financial measures are useful to investors both because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and they are used by our institutional investors and the analyst community to help them analyze the health of our business. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the tables provided below in this release.
We are unable to reconcile any forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.
Upland defines Adjusted EBITDA as net income (loss), calculated in accordance with GAAP, plus net income (loss) from discontinued operations, depreciation and amortization expense, interest expense, net, other expense (income), net, provision for income taxes, stock-based compensation expense, acquisition-related expenses, non-recurring litigation costs, and purchase accounting adjustments for deferred revenue.
Upland defines non-GAAP net income (loss) as net income (loss), calculated in accordance with GAAP, plus, amortization of purchased intangible assets, amortization of debt discount, loss on debt extinguishment, stock-based compensation expenses, acquisition-related expenses, nonrecurring litigation expenses, purchase accounting adjustments for deferred revenue, and the related tax effect of the adjustments above.

Upland defines annual net dollar retention rate as of December 31 as the aggregate annualized recurring revenue value at December 31 from those customers that were also customers as of December 31 of the prior fiscal year, divided by the aggregate annualized recurring revenue value from all customers as of December 31 of the prior fiscal year. This measure excludes the revenue value of uncontracted overage fees and on-demand service fees.
Upland defines major accounts as accounts with greater than or equal to $25,000 in annual recurring revenue.
Forward-looking Statements
This release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or our future financial or operating performance, including our guidance related to future performance, and are subject to substantial risks, uncertainties and assumptions. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments we may make. Accordingly, you should not place undue reliance on these forward-looking statements. Forward-looking statements include any statement that does not directly relate to any historical or current fact and often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "seek," "will," "may," "hope," "predict," "could," "should," "would," "project," or the negative or plural of these words or similar expressions, although not all forward-looking statements contain these words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but are not limited to: our financial performance and our ability to achieve, sustain or increase profitability or predict future results; our ability to attract and retain customers; our ability to deliver high-quality customer service; the growth of demand for enterprise work management applications; our plans regarding, and our ability to effectively manage, our growth; our plans regarding future acquisitions and our ability to consummate and integrate acquisitions; maintaining our senior management and key personnel; our ability to maintain and expand our direct sales organization; our ability to obtain financing in the future on acceptable terms or at all; the performance of our resellers; our ability to adapt to changing market conditions and competition; our ability to successfully enter new markets and manage our international expansion; the operation and reliability of our third-party data centers and other service providers; our ability to adapt to technological change and continue to innovate; our ability to integrate our applications with other software applications; our ability to comply with privacy laws and regulations; and factors that could affect our business and financial results identified in Upland's filings with the Securities and Exchange Commission (the "SEC"), including Upland's most recent 10-K and our recent Quarterly Report on Form 10-Q filed with the SEC. Additional information will also be set forth in Upland's future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that Upland makes with the SEC. The forward-looking statements herein represent Upland's views as of the date of this press release, and these views could change. However, while Upland may elect to update these forward-looking statements at some point in the future, Upland specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing the views of Upland as of any date subsequent to the date of this press release.
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Investor Relations Contact:
Mike Hill
Upland Software
512-960-1031
investor-relations@uplandsoftware.com

Media Contact:
Christina Turner
Media@uplandsoftware.com
855-944-7526

Upland Software, Inc.
Condensed Consolidated Statements of Operations
(in thousands, unaudited, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Revenue:
Subscription and support	$33,154	$19,407	$60,883	$37,542
Perpetual license	683	1,746	2,309	2,440
Total product revenue	33,837	21,153	63,192	39,982
Professional services	2,109	2,128	4,369	4,051
Total revenue	35,946	23,281	67,561	44,033
Cost of revenue:
Subscription and support	9,580	6,676	18,829	12,569
Professional services	1,269	1,327	2,665	2,462
Total cost of revenue	10,849	8,003	21,494	15,031
Gross profit	25,097	15,278	46,067	29,002
Operating expenses:
Sales and marketing	5,248	4,037	9,656	7,258
Research and development	5,286	4,003	10,177	7,480
Refundable Canadian tax credits	(203)	(112)	(305)	(229)
General and administrative	8,464	6,576	15,464	12,480
Depreciation and amortization	3,853	1,299	5,983	2,463
Acquisition-related expenses	3,140	2,278	6,242	5,969
Total operating expenses	25,788	18,081	47,217	35,421
Loss from operations	(691)	(2,803)	(1,150)	(6,419)
Other expense:
Interest expense, net	(3,143)	(1,160)	(5,637)	(2,095)
Loss on debt extinguishment	—	(1,634)	—	(1,634)
Other income (expense), net	(524)	(18)	(221)	(130)
Total other expense	(3,667)	(2,812)	(5,858)	(3,859)
Loss before provision for income taxes	(4,358)	(5,615)	(7,008)	(10,278)
Provision for income taxes	(872)	(196)	(1,383)	(1,147)
Net loss	$(5,230)	$(5,811)	$(8,391)	$(11,425)
Net loss per common share:
Net loss per common share, basic and diluted	$(0.26)	$(0.33)	$(0.42)	$(0.66)
Weighted-average common shares outstanding, basic and diluted	19,901,599	17,778,184	19,830,401	17,374,789

Upland Software, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	June 30,	December 31,
	2018	2017
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$19,037	$22,326
Accounts receivable, net of allowance	26,831	26,504
Deferred commissions, current	2,185	—
Prepaid and other	3,369	2,856
Total current assets	51,422	51,686
Canadian tax credits receivable	1,478	1,196
Property and equipment, net	2,641	2,927
Intangible assets, net	114,777	70,043
Goodwill	157,389	154,607
Deferred commissions, noncurrent	5,023	—
Other assets	167	800
Total assets	$332,897	$281,259
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$4,339	$3,887
Accrued compensation	4,085	5,157
Accrued expenses and other	12,709	12,148
Deferred revenue	44,388	43,807
Due to sellers	10,362	7,839
Current maturities of notes payable	3,290	2,301
Total current liabilities	79,173	75,139
Notes payable, less current maturities	155,757	108,843
Deferred revenue	894	1,570
Noncurrent deferred tax liability, net	6,358	3,262
Other long-term liabilities	961	1,030
Total liabilities	243,143	189,844
Stockholders’ equity:
Common stock	2	2
Additional paid-in capital	178,062	174,944
Accumulated other comprehensive loss	(5,083)	(2,403)
Accumulated deficit	(83,227)	(81,128)
Total stockholders’ equity	89,754	91,415
Total liabilities and stockholders’ equity	$332,897	$281,259

Upland Software, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Six Months Ended June 30,
	2018	2017
Operating activities
Net loss	$(8,391)	$(11,425)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	9,217	5,046
Deferred income taxes	275	392
Amortization of deferred commissions	1,115	—
Foreign currency re-measurement (gain) loss	269	(182)
Non-cash interest and other expense	404	120
Non-cash stock compensation expense	6,599	5,920
Non-cash loss on retirement of fixed assets	—	(18)
Non-cash loss on debt extinguishment	—	1,634
Changes in operating assets and liabilities, net of purchase business combinations:
Accounts receivable	2,963	4,038
Prepaids and other	(2,545)	846
Accounts payable	(476)	857
Accrued expenses and other liabilities	(3,898)	(462)
Deferred revenue	(1,792)	(1,024)
Net cash provided by operating activities	3,740	5,742
Investing activities
Purchase of property and equipment	(515)	(375)
Purchase business combinations, net of cash acquired	(45,362)	(37,096)
Net cash used in investing activities	(45,877)	(37,471)
Financing activities
Payments on capital leases	(505)	(745)
Proceeds from notes payable, net of issuance costs	49,375	33,308
Payments on notes payable	(1,876)	(10,725)
Taxes paid related to net share settlement of equity awards	(3,862)	(372)
Issuance of common stock, net of issuance costs	382	43,073
Additional consideration paid to sellers of businesses	(4,294)	(4,338)
Net cash provided by financing activities	39,220	60,201
Effect of exchange rate fluctuations on cash	(372)	190
Change in cash and cash equivalents	(3,289)	28,662
Cash and cash equivalents, beginning of period	22,326	28,758
Cash and cash equivalents, end of period	$19,037	$57,420
Supplemental disclosures of cash flow information:
Cash paid for interest	$5,260	$1,984
Cash paid for taxes	$1,856	$1,172
Noncash investing and financing activities:
Equipment acquired pursuant to capital lease obligations	$—	$165

Upland Software, Inc.
Reconciliation of Adjusted EBITDA
(in thousands, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Reconciliation of Net loss to Adjusted EBITDA:
Net Loss	$(5,230)	$(5,811)	$(8,391)	$(11,425)
Add:
Depreciation and amortization expense	5,045	2,648	9,217	5,046
Interest expense, net	3,143	1,160	5,637	2,095
Other expense (income), net	524	18	221	130
Loss on debt extinguishment	—	1,634	—	1,634
Provision for income taxes	872	196	1,383	1,147
Stock-based compensation expense	4,022	3,616	6,599	5,920
Acquisition-related expense	3,140	2,278	6,242	5,969
Purchase accounting deferred revenue discount	1,029	1,059	2,418	1,738
Adjusted EBITDA	$12,545	$6,798	$23,326	$12,254

Upland Software, Inc.
Reconciliation of Non-GAAP Net Income (Loss) and Non-GAAP Diluted EPS
(in thousands, unaudited, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Reconciliation of Net Loss to Non-GAAP net income (loss):
Net loss	$(5,230)	$(5,811)	$(8,391)	$(11,425)
Add:
Stock-based compensation expense	4,022	3,616	6,599	5,920
Amortization of purchased intangibles	4,485	1,956	8,101	3,792
Amortization of debt discount	214	45	404	120
Acquisition-related expense	3,140	2,278	6,242	5,969
Loss on debt extinguishment	—	1,634	—	1,634
Purchase accounting deferred revenue discount	1,029	1,059	2,418	1,738
Tax effect of adjustments above	(59)	(78)	(76)	(158)
Non-GAAP net income (loss)	$7,601	$4,699	$15,297	$7,590

Weighted average ordinary shares outstanding, basic	19,901,599	17,778,184	19,830,401	17,374,789
Weighted average ordinary shares outstanding, diluted	20,983,208	19,072,485	20,831,769	18,414,616
Non-GAAP earnings per share, basic	$0.38	$0.26	$0.77	$0.44
Non-GAAP earnings per share, diluted	$0.36	$0.25	$0.73	$0.41

Upland Software, Inc.
Supplemental Financial Information
(in thousands, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Stock-based compensation:
Cost of revenue	$190	$113	$268	$131
Research and development	375	282	488	341
Sales and marketing	154	54	199	77
General and administrative	3,303	3,167	5,644	5,371
Total	$4,022	$3,616	$6,599	$5,920

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Depreciation:
Cost of revenue	$427	$570	$863	$1,019
Operating expense	133	122	253	235
Total	$560	$692	$1,116	$1,254

Amortization:
Cost of revenue	$765	$779	$2,370	$1,564
Operating expense	3,720	1,177	5,731	2,228
Total	$4,485	$1,956	$8,101	$3,792